 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 12, 2017 (December 6, 2017)

ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:    (720) 872-5000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Exchange of Outstanding Preferred Stock for Unsecured Convertible Note

On December 6, 2017, Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”), entered into a securities exchange agreement (the “Exchange Agreement”) with BayBridge Capital Fund LP (“Investor”).

Pursuant to the terms of the Exchange Agreement, the Investor agreed to surrender and exchange 675 shares of outstanding Series J Preferred Stock ($755,416.67 of capital and accrued dividends). In exchange, the Company issued to the Investor an unsecured promissory note with an aggregate principal amount of $840,000.00 (the “Exchange Note”).

Terms of the Exchange Note

The Exchange Note will mature on December 6, 2018. Principal and interest on the Exchange Note will be payable in a lump sum on December 6, 2018.

The Exchange Note will bear interest at a rate of 12% per annum.

The Exchange Note contains standard and customary events of default including but not limited to: (i) failure to make payments when due under the Exchange Note, and (ii) bankruptcy or insolvency of the Company.

Payments of principal and accrued interest on the Exchange Note are payable in cash or, at the option of the Company, in shares of Common Stock at a variable conversion price equal to the lowest of (i) 85% of the average VWAP for the shares over the prior five trading days, (ii) the closing bid price for the shares on the prior trading day, or (iii) $0.003 per share

Payments in shares of Common Stock may not be issued pursuant to the Exchange Note if, after giving effect to the conversion or issuance, the holder together with its affiliates would beneficially own in excess of 9.99% of the outstanding shares of Common Stock.

The Exchange Note is not secured.

There are no registration rights applicable to the Exchange Note.

The foregoing description of the Exchange Agreement and the Exchange Note is a summary and is qualified in its entirety by reference to the documents attached hereto as Exhibits 10.1 and 10.2, which documents are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
All of the securities described in this Current Report on Form 8-K were or will be offered and sold in reliance upon exemptions from registration pursuant to Section 3(a)(9) and 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The offerings were made to “accredited investors” (as defined by Rule 501 under the Securities Act).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description

	10.1	Series J Securities Exchange Agreement dated December 6, 2017
	10.2	Unsecured Promissory Note dated December 6, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

December 12, 2017	By:	/s/ Victor Lee
Name: Victor Lee
Title: Chief Executive Officer